Note 9 - Share Capital	3 Months Ended
Jan. 31, 2024
Statement Line Items [Line Items]
Disclosure of classes of share capital [text block]
9.	Share capital:

a) Common shares:

At January 31, 2024, there were 25,964,424 ( October 31, 2023 - 25,964,424) common shares outstanding.

On August 5, 2022, the Bank received approval from the Toronto Stock Exchange (“TSX”) to proceed with a Normal Course Issuer Bid (“NCIB”) for its common shares. On September 21, 2022, the Bank received approval from the Nasdaq to proceed with a NCIB for its common shares. Pursuant to the NCIB, VersaBank was authorized to purchase for cancellation up to 1,700,000 of its common shares representing approximately 9.54% of its public float.

The Bank was eligible to make purchases commencing on August 17, 2022 and the NCIB was terminated on August 16, 2023. The purchases were made by VersaBank through the facilities of the TSX and alternate trading systems and the Nasdaq in accordance with the rules of the TSX and such alternate trading systems and the Nasdaq, as applicable, and the prices that VersaBank paid for the Common Shares was at the market price of such shares at the time of acquisition. VersaBank made no purchases of Common Shares other than open market purchases. All shares purchased under the NCIB were cancelled.

No common shares were issued or purchased in the quarter end January 31, 2024. For the quarter ended January 31, 2023, the Bank purchased and cancelled 822,296 common shares for $8.3 million, reducing the Bank’s Common Share capital value by $7.1 million and retained earnings by $1.2 million.

b) Preferred shares:

At January 31, 2024, there were 1,461,460 ( October 31, 2023 - 1,461,460) Series 1 preferred shares outstanding. These shares are Basel III compliant, non-cumulative rate reset preferred shares and include non-viability contingent capital (“NVCC”) provisions. As a result, these shares qualify as Additional Tier 1 Capital (see note 15).

The holders of the Series 1 preferred shares are entitled to receive a non-cumulative fixed dividend in the amount of $0.6772 annually per share, payable quarterly, as and when declared by the Board of Directors for the period ending October 31, 2024. The dividend represents an annual yield of 6.772% based on the stated issue price per share. Thereafter, the dividend rate will reset every five years at a level of 543 basis points over the then five year Government of Canada bond yield.

The Bank maintains the right to redeem, subject to the approval of OSFI, up to all of the outstanding Series 1 preferred shares on October 31, 2024 and on October 31 every five years thereafter at a price of $10.00 per share.  Should the Bank choose not to exercise its right to redeem the Series 1 preferred shares, holders of these shares will have the right to convert their shares into an equal number of non-cumulative, floating rate Series 2 preferred shares. Holders of Series 2 preferred shares will be entitled to receive quarterly floating dividends, as and when declared by the Board of Directors, equal to the 90-day Government of Canada Treasury bill rate plus 543 basis points.

c) Stock options

Stock option transactions during the three month periods ended January 31, 2024 and 2023:

	for the three months ended
	January 31, 2024		January 31, 2023
		Weighted		Weighted
	Number of	average	Number of	average
	options	exercise price	options	exercise price

Outstanding, beginning of period	874,393	$15.90	965,766	$15.53
Granted	-	-	1,500	15.90
Exercised	-	-	-	-
Forfeited/cancelled	-	-	3,990	15.90
Expired	-	-	-	-

Outstanding, end of period	874,393	$15.90	963,276	$15.53

For the three month period ended January 31, 2024, the Bank recognized $132,000 ( January 31, 2023 - $343,000) in compensation expense related to the estimated fair value of options granted.